Basis of preparation	9 Months Ended
Mar. 31, 2020
Basis Of Preparation [Abstract]
Basis of Preparation

1. Basis of preparation

Mesoblast Limited is a for-profit entity for the purpose of preparing the financial statements. The condensed financial statements of Mesoblast Limited and its subsidiaries have been prepared in accordance with International Accounting Standard IAS 34 Interim Financial Reporting, as issued by the International Accounting Standards Board (“IASB”), and are unaudited. These interim financial statements do not include all of the notes and disclosures required by International Financial Reporting Standards, as issued by the IASB, for annual consolidated financial statements and should therefore be read in conjunction with our annual report on Form 20-F for the year ended June 30, 2019.

(i) Going concern

For the nine months ended March 31, 2020, the Group incurred a total comprehensive loss after income tax of $46.3 million and had net cash outflows from operations of $36.8 million. As of March 31, 2020, the Group held total cash and cash equivalents of $60.1 million. On May 13, 2020, the Group raised gross proceeds of A$138.0 million (US$90.0 million) through a placement of 43.0 million new fully-paid Mesoblast ordinary shares to new and existing institutional investors. On May 15, 2020, net proceeds of US$85.1 million were received and recognized in cash and cash equivalents.

Over the next 12 months the Group may receive up to an additional $32.5 million in milestone payments under the strategic partnership with Grünenthal and a further $35.0 million under the agreements with Hercules Capital, Inc. (“Hercules”) and NovaQuest Capital Management, L.L.C. (“NovaQuest”).

Further cash inflows will be required for the Group to meet its forecast expenditure. There is uncertainty related to the Group’s ability to access payments from the strategic partnership with Grünenthal or to draw down funds from Hercules and NovaQuest. The ability of the Group to continue as a going concern and meet its debts and commitments as they fall due are dependent upon meeting the milestones under our Grünenthal or NovaQuest agreements, or drawing on remaining funds under our Hercules agreement. Alternatively, the Group may consider entering into additional strategic partnerships for our product candidates, or equity-based financings.

Management and the directors believe that the Group will be successful in the above matters and, accordingly, have prepared the financial report on a going concern basis, notwithstanding that there is a material uncertainty that may cast significant doubt on the Group’s ability to continue as a going concern and that it may be unable to realize its assets and liabilities in the normal course of business.

References to matters that may cast significant doubt about the Group’s ability to continue as a going concern also raise substantial doubt as contemplated by the Public Company Accounting Oversight Board standards.

(ii) New and amended standards adopted by the Group

In the opinion of management, the interim financial data includes all adjustments, consisting only of normal recurring adjustments necessary for a fair statement of the results for the interim periods. Other than the new and amended standards adopted by the Group below these interim financial statements follow the same accounting policies as compared to the June 30, 2019 consolidated financial statements and related notes as filed with the Australian Securities Exchange and the Securities and Exchange Commission.

Leases

The Group adopted IFRS 16 Leases on July 1, 2019. Our principal accounting policy from July 1, 2019, are that leases are recognized as a right-of-use asset and a corresponding liability at the date at which the leased asset is available for use by the Group. For principal accounting policies relating to the comparative year, refer to our annual report on Form 20-F for the year ended June 30, 2019. In accordance with the transition provisions in IFRS 16 the new rules have been adopted retrospectively with the cumulative effect of initially applying the new standard recognized on July 1, 2019. Comparatives have not been restated as permitted under the specific transition provisions in the standard.

On adoption of IFRS16, the Group recognized lease liabilities in relation to leases which had previously been classified as ‘operating leases’ under the principles of IAS 17 Leases. These liabilities were measured at the present value of the remaining lease payments, discounted using the incremental borrowing rate as of July 1, 2019. The weighted average lessee’s incremental borrowing rate applied to the lease liabilities on July 1, 2019 was 6.52%. A reconciliation between the operating lease commitments disclosed applying IAS 17 at June 30, 2019 and the lease liabilities recognized at July 1, 2019 is described in Note 13.

Assets and liabilities arising from a lease are initially measured on a present value basis. Lease liabilities include the net present value of the following lease payments:

•	fixed payments (including in-substance fixed payments), less any lease incentives receivable;
•	variable lease payment that are based on an index or a rate;
•	amounts expected to be payable by the lessee under residual value guarantees;
•	the exercise price of a purchase option if the lessee is reasonably certain to exercise that option; and
•	payments of penalties for terminating the lease, if the lease term reflects the lessee exercising that option.

Variable lease payments that are not based on an index or a rate are not included in the initial measurement of the lease liability and are expensed in the Income Statement when incurred.

For certain contracts that contain lease and non-lease components, the Group accounts for each lease component within the contract as a lease separately from non-lease components of the contract. The Group identifies a separate lease component if there is an explicit or implicit identified asset in the contract and if the Group controls use of the identified asset.

The lease payments are discounted using the interest rate implicit in the lease, if that rate can be determined, or the Group’s incremental borrowing rate.

Right-of-use assets are measured at cost comprising the following:

•	the amount of the initial measurement of lease liability;
•	any lease payments made at or before the commencement date, less any lease incentives received;
•	any initial direct costs; and
•	restoration costs.

Payments associated with short-term leases with a lease term of 12 months or less, contracts that contain lease and non-lease components that are cancellable within 12 months and leases of low-value assets are recognized on a straight-line basis as an expense in profit or loss. Low-value assets comprise IT-equipment and small items of office furniture.

(iii) New accounting standards and interpretations not yet adopted by the Group

There were no new accounting standards and interpretations not yet adopted by the Group for the March 31, 2020 reporting period.

(iv) Use of estimates

The preparation of these consolidated financial statements requires the Group to make estimates and judgments that affect the reported amounts of assets, liabilities, income and expenses and related disclosures. On an ongoing basis, the Group evaluates its significant accounting policies and estimates. Estimates are based on historical experience and on various market-specific and other relevant assumptions that the Group believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities. Estimates are assessed each period and updated to reflect current information, such as the economic considerations related to the impact that COVID-19 could have on the Group’s significant accounting estimates. The Group's future assessments of the impact of COVID-19 could result in material impacts to the Group's consolidated financial statements in future periods.